                                                                     Exhibit 10b


                                SECOND AMENDMENT
                          PURITAN-BENNETT CORPORATION
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                      ------------------------------------


     THIS AMENDMENT to the Puritan-Bennett Corporation Supplemental Retirement Benefit Plan (the "Plan") is made this 9th day of June, 1994 by Puritan-Bennett Corporation, a Delaware corporation (hereinafter referred to as the "Corporation").

     WHEREAS, the Corporation has adopted the Plan effective as of September 1, 1985, which provides benefits that supplement benefits provided under the Restated Puritan-Bennett Pension Plan (the "Qualified Plan"); and

     WHEREAS, the Plan was heretofore amended by a First Amendment thereto effective on or about September 1, 1993; and

     WHEREAS, the Corporation and the Members of the Plan have agreed to the amendment of the Plan in the manner set forth below in order further offset benefits by benefits payable under the new Puritan-Bennett Corporation Pension Benefit Make Up Plan (the "Make Up Plan"), which was effective January 1, 1994.

     NOW, THEREFORE, the Plan is amended effective January 1, 1994 as follows:

     1. Section 4.01(a) is divided into two subsections and amended to read in its entirety as follows:

               Section 4.01(a)(i). The amount payable shall be reduced by one-hundred percent (100%) of the monthly income or Pension benefits payable or which would be payable to the Member under the Qualified Plan in the form of a single life annuity commencing as of the date of the Member's termination of employment.

               Section 4.01(a)(ii). The amount payable shall also be reduced by one-hundred percent (100%) of the Supplemental Pension benefits payable or which would be payable to the Member under the Puritan-Bennett Corporation Pension Benefit Make Up Plan in the form of a single life annuity commencing as of the date of the Member's termination of employment.

    IN WITNESS WHEREOF, this Amendment is adopted as of the date set forth above.


                                           PURITAN-BENNETT CORPORATION
ATTEST:                                    "Corporation"


By: /s/ Daniel C. Weary                    By  Burton A. Dole, Jr.
   ----------------------------------        ----------------------------------
Title:  Secretary                          Title: President
                                           Date:  June 9, 1994
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                        CONSENT OF AGREEMENT OF MEMBERS
                        -------------------------------


     In consideration of their eligibility for participation in the Puritan-Bennett Corporation Pension Benefit Make Up Plan which was effective January 1, 1994, the undersigned Members of the Puritan-Bennett Corporation Supplemental Retirement Benefit Plan do hereby consent and agree to the terms and provisions of the Second Amendment to the said Supplemental Retirement Benefit Plan.


                            /s/ Burton A. Dole, Jr.
                          ----------------------------------------
                                  Burton A. Dole, Jr.

                            /s/ John H. Morrow
                          ----------------------------------------
                                  John H. Morrow



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